UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Spruce Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39594	81-2154263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 740
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415-343-5986

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Spruce Biosciences, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2026, in a virtual format. As of March 24, 2026, the record date for the Annual Meeting, there were 1,372,278 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 903,893 shares, representing approximately 65.86% of the outstanding shares, were present virtually or represented by proxy, constituting a quorum. The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

Proposal 1: Election of Class III Directors.

The Company’s stockholders elected each of the three nominees named below to serve as Class III directors of the Company until the Company’s 2029 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Grey	276,159	23,715	604,019
Camilla V. Simpson, M.Sc.	191,284	108,590	604,019
Javier Szwarcberg, M.D., MPH	293,098	6,776	604,019

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Directors of BDO USA, P.C. as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
880,984	16,851	6,058	—

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
187,027	111,274	1,573	604,019

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

The Company’s stockholders indicated, on an advisory basis, their preference for the Company to hold a stockholder advisory vote on the compensation of the Company’s named executive officers every year. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
297,804	1,049	804	217	604,019

In light of the foregoing voting results, and consistent with the recommendation of the Board of Directors, the Company has determined that it will include a non-binding stockholder advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of such advisory votes, which is required to occur no later than the Company’s 2032 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Spruce Biosciences, Inc.

Date: May 26, 2026	By:	/s/ Samir Gharib
Samir Gharib
President and Chief Financial Officer